UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2008

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

60 Centurian Drive, Suite 112,		L3R 9R2
Markham, Ontario		(Zip Code)
(Address of principal offices)

Registrant’s telephone number including area code: 905-479-0654

Item 8.01 Other Events.

On April 2, 2008 registrant issued a release announcing a $2 million stock buy back program. The text of that release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 1. Release dated April 2, 2008 announcing a $2 million stock buyback program.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date April 2, 2008	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer